SECURITIES AND EXCHANGE COMMISSION


                                 Washington D.C.

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                October 27, 2004
                   ------------------------------------------
                Date of Report (Date of earliest event reported)

                     COMMUNICATION INTELLIGENCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                   ------------------------------------------
                 (State or other jurisdiction of incorporation)

               0-19301                                  94-2790442
      --------------------------              ----------------------------
       (Commission file number)            (IRS employer identification number)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (650) 802-7888
                  --------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, Communication Intelligence Corporation. issued a press release announcing its financial results for the three and nine months ended September 30, 2004. The press release is attached to this Form 8-K as Exhibit 99.1.

                                      * * *
Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.


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ITEM 7.01.  REGULATION FD DISCLOSURE

     Information furnished under Item 2.02.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(c) EXHIBITS. The following document is attached by the Company as an Exhibit to this report.

     Exhibits

     99.1. Press release dated October 27, 2004 announcing financial results for the three and nine months ended September 30, 2004.


EXHIBITS

99.1 Press release of the Company dated October 27, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004

                     COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


                               By: /s/ Frank Dane
                         -------------------------------
                                   Frank Dane
                             Chief Financial Officer



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                                                             EXHIBIT INDEX
Exhibit No.     Subject Matter                                     Page No.
----------      --------------                                     -------

   99.1       Press release of the Company dated October 27, 2004        5



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